THE ISSUANCE OF THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER APPLICABLE STATE SECURITIES LAWS. THIS NOTE HAS BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND SUCH STATE LAWS OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE ACT AND SUCH STATE LAWS, THE AVAILABILITY OF WHICH IS TO BE ESTABLISHED TO THE SATISFACTION OF THE CORPORATION WHOSE AUTHORIZED OFFICER HAS SIGNED THIS NOTE ABOVE.

SALE OR OTHER TRANSFER OF THIS NOTE IS FURTHER RESTRICTED FOR UP TO 180 DAYS FOLLOWING AN INITIAL PUBLIC OFFERING OF SECURITIES OF THE COMPANY BY THE TERMS OF A SUBSCRIPTION AGREEMENT, A COPY OF WHICH IS AVAILABLE FOR INSPECTION AT THE OFFICES OF THE COMPANY.

                                  PROMISSORY NOTE

-------------                                             Minneapolis, Minnesota
                                                                  April 14, 1998

     FOR VALUE RECEIVED, the undersigned bw-3, Inc. (the "COMPANY") promises to pay to the order of __________________________Name (the "LENDER"), its successors and assigns, at the Lender's address set forth in the Agreement (as defined below) or such other place as the holder may designate in writing from time to time, the principal sum of ______________, in lawful money of the United States, together with interest from the date hereof on the unpaid principal balance outstanding from time to time at the rate of ten percent (10%) per year (calculated on the basis of the actual number of days elapsed and a 360-day year). All outstanding principal and accrued interest on this Note shall be due and payable on November 1, 1998, unless such due date is extended by the Company in accordance with section 3 below; provided, however, that notwithstanding the foregoing, this Note shall be payable in full 20 days after the effective date (the "EFFECTIVE DATE") of any registration statement (the "REGISTRATION STATEMENT") relating to an initial public offering of its securities completed by the Company ("IPO").

     1. SUBSCRIPTION AND LOAN AGREEMENT. This Note has been issued pursuant to and is subject to the terms and provisions of the Subscription and Loan Agreement (the "AGREEMENT"), dated as of the date hereof, between the Company and the Lender, and this Note and the holder hereof are entitled to all the benefits provided for in the Agreement, or which are referred to therein, to which Agreement reference is made for a statement of the terms and conditions under which this indebtedness was incurred and is to be repaid. The provisions of the Agreement are incorporated herein by reference with the same force and effect as if fully set forth herein.

     2. PREPAYMENT. This Note may be prepaid in whole or in part at any time and from time to time without premium or penalty. All prepayments on this Note and all notes issued to other persons ("INVESTORS") investing in Units of the Company pursuant to the Confidential Private Placement Memorandum dated March 25, 1998 (the "MEMORANDUM") shall be applied to this Note and such other notes pro rata on the basis of the proportion that the original principal amount of this Note and each other note bears to the aggregate original principal amount of all


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

such notes, and in the case of this Note, such prepayments shall be applied first to the payment of any costs of collection that may be due hereunder, then to the payment of accrued interest, and the balance shall be applied to principal.

     3. EXTENSION. The final maturity of this Note may be extended to May 1, 1999 by written notice delivered to the Lender at any time on or before November 1, 1998.

     4. NOTIFICATION OF PUBLIC OFFERING. The Company shall notify the Lender of the effectiveness of the Registration Statement relating to IPO within five days after the Effective Date. Such notice shall be accompanied by notification that this Note will be paid in full 20 days after such Effective Date and of the rights to conversion set forth in section 5(a) below.

     5.   CONVERSION AT THE OPTION OF THE HOLDER.

          (a) AFTER COMPLETION OF PUBLIC OFFERING. Fifty percent (50%) of the original principal amount of this Note (but not accrued interest thereon) may be converted, at the option of the holder, into the Company's Common Stock for a period of 20 days after the Effective Date of the Registration Statement relating to an IPO which is effective on or before the maturity date of the Note (as such date may be extended per Section 3 above). The conversion price (the "CONVERSION PRICE") for such purposes shall be equal to eighty percent (80%) of the price to public in such IPO.

          (b) MANNER OF CONVERSION. To convert this Note into shares of the Company's Common Stock, Lender shall (i) surrender this Note, at the principal office of the Company, duly endorsed in blank, and (ii) give written notice to the Company substantially in the form attached hereto as
     Schedule I that it elects to convert fifty percent or less of the original principal balance pursuant to Section 5(a) of this Note, which notice shall specify the portion hereof to be converted. As promptly as possible thereafter, the Company shall issue and deliver to Lender certificates representing the number of its shares of Common Stock into which this Note has been converted. Thereupon, this Note, or the portion hereof converted, shall be deemed to have been satisfied and discharged, and the shares of Common Stock into which this Note shall be so converted shall be fully paid and nonassessable shares. In the event of a conversion pursuant to Section 5(a), the Company shall deliver to Lender with such certificates payment in full for the remaining principal and interest due on this Note.

          (c) ADJUSTMENT TO CONVERSION Price. The Conversion Price shall be subject to adjustment at any time after the Effective Date, as hereinafter provided in this Section 5(c).

               (i) If the Company at any time divides the outstanding shares of its Common Stock into a greater number of shares (whether pursuant to a stock split, stock dividend or otherwise), and conversely, if the outstanding shares of its Common Stock are combined into a smaller number of shares, the Conversion Price in effect immediately prior to such division or combination shall be proportionately adjusted to reflect the reduction or increase in the value of each share of Common Stock.

               (ii) If any capital reorganization or reclassification of the capital stock of the Company, or consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets to another corporation shall be effected in such a way that holders of the Company's Common Stock shall be entitled to receive stock securities or assets with respect to or in exchange for such Common Stock, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, Lender shall have the right to purchase and receive upon the basis and upon the terms and conditions specified in this Note and in lieu of the shares of the Common Stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby, such shares of stock, other securities or assets as would have been issued or delivered to Lender if Lender had exercised this Note and had received such shares of Common Stock prior to such reorganization, reclassification, consolidation, merger or sale. The Company shall not effect any such consolidation, merger or sale, unless prior to the consummation thereof the successor corporation (if other than the Company) resulting from such consolidation or merger or the corporation purchasing such assets shall assume by written instrument executed and mailed to the registered holder of this Note at the last address of such holder appearing on the books of the Company, the obligation to deliver to such holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to purchase.

               (iii) If the Company takes any other action, or if any other event occurs which does not come within the scope of the provisions of Sections 5(c)(i) or (ii) above, but which should result in an adjustment in the Conversion Price, in order to fairly protect the purchase rights of the Lender, an appropriate adjustment in such purchase rights shall be made by the Company.

               (iv) Upon any adjustment of the Conversion Price, the Company shall give written notice thereof to the Lender, which notice shall state the Conversion Price resulting from such adjustment and the increase or decrease, if any, in the number of shares acquirable at such price upon the exercise of the conversion rights contained in this Section 5, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

     6. SUBORDINATION; NO SECURITY. The payment of the principal of and the interest on this Note is hereby expressly subordinated and made subject to the prior payment in full of all indebtedness of the Company outstanding on the date hereof or hereafter incurred (i) for money borrowed by the Company from banks, finance companies, trust companies, pension trusts, insurance companies or other financial institutions; and (ii) in connection with the acquisition or lease of capital equipment. The Note is an unsecured obligation of the Company and ranks equally and ratably with all other unsecured indebtedness of the Company.


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